UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 2, 2016

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2450 N St NW, Washington, District of Columbia	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-295-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On December 2, 2016, Cogent Communications Group, Inc. (“Cogent”), a wholly owned subsidiary of Cogent Communications Holdings, Inc. (the “Company”), completed a tack-on offering of $125 million in aggregate principal amount of its 5.375% Senior Secured Notes due 2022 (the “Notes”), priced at 100.375% of par value.  The net proceeds from the offering, after deducting discounts and commissions and estimated offering expenses, were approximately $124.4 million, which includes a premium of approximately $0.5 million paid by the purchasers of the Notes.  The net proceeds from the offering are intended to be used for general corporate purposes, to repurchase our common stock and/or to pay recurring or special dividends to our stockholders. The Notes were issued by Cogent and are guaranteed by each of Cogent’s domestic subsidiaries, subject to certain exceptions, and the Company.  The Company’s guarantee is unsecured and the Company will not be subject to the covenants under the indenture governing the Notes. Interest on the Notes is payable semi-annually in arrears on March 1 and September 1 of each year, commencing on March 1, 2017, to the persons who are registered holders of the Notes at the close of business on the February 15 and August 15 immediately preceding the applicable interest payment date. The Additional Notes accrue interest from September 1, 2016.

The Notes were offered and sold only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”).  The Notes have not been registered under the Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Notes were issued pursuant to, and are governed by, a first supplemental indenture, dated December 2, 2016 (the “Supplemental Indenture”), among Cogent, the Company, the other guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent, to the indenture, dated February 20, 2015 (the “Existing Indenture” and, together with the Supplemental Indenture, the “Indenture”), among Cogent, the Company, the other guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent, pursuant to which the Company previously issued $250 million aggregate principal amount of 5.375% Senior Secured Notes due 2022 (the “Existing Notes”). The Notes offered in this offering have substantially identical terms to the Existing Notes (other than the date of the initial issuance, the date from which interest will initially begin to accrue and the first interest payment date) and were issued under the same CUSIP number. The Notes constitute the same series of securities as the Existing Notes for purposes of the Indenture, and will vote together on all matters with such notes. A copy of the Existing Indenture, including the form of Note, and the Supplemental Indenture are attached to this Form 8-K as Exhibits 4.1, 4.2 and 4.3 and the description of the Indenture and the Notes in this report is a summary and is qualified in its entirety by the terms of the Indenture and the Notes, respectively, and is incorporated by reference herein.

The Notes are Cogent’s senior secured obligations and are guaranteed on a senior secured basis by each of Cogent’s domestic subsidiaries, subject to certain exceptions. The Notes are also guaranteed by the Company; however, the Company’s guarantee is unsecured and the Company will not be subject to the covenants under the Indenture.  The Notes will be effectively senior in right of payment to all of Cogent’s and each subsidiary guarantor’s senior unsecured obligations to the extent of the value of the collateral securing the Notes and the subsidiary guarantees.  The Notes will be equal in right of payment with Cogent’s and each subsidiary guarantor’s future unsecured indebtedness that is not subordinated in right of payment to the Notes to the extent of any insufficiency in the collateral securing the Notes and the subsidiary guarantees, including Cogent’s 5.625% Senior Notes due 2021. The Notes will rank senior in right of payment to Cogent’s and each subsidiary guarantor’s future subordinated debt, if any; and will be structurally subordinated in right of payment to all indebtedness and other liabilities of any of Cogent’s subsidiaries that are not guarantors, which will only consist of immaterial subsidiaries and foreign subsidiaries that do not guarantee other indebtedness of Cogent.  The Notes and related subsidiary guarantees are secured by first-priority liens on substantially all of the assets of Cogent and the subsidiary guarantors (subject to certain exceptions and permitted liens), all of the equity interests in any domestic subsidiary of Cogent and 65% of the equity interests of first-tier foreign subsidiaries held by Cogent and the subsidiary guarantors.  Because the Company’s guarantee is unsecured, the Company’s guarantee is not secured by any of its assets.

Caution Concerning Forward-Looking Statements

Except for historical information and discussion contained herein, statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions. The statements in this release are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Numerous factors could cause or contribute to such differences, including future economic instability in the global economy or a contraction of the capital markets, which could affect spending on Internet services and our ability to engage in financing activities; the impact of changing foreign exchange rates (in particular the Euro to US dollar and Canadian dollar to US dollar exchange rates) on the translation of our non-US dollar denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; changes in government policy and/or regulation, including rules regarding data protection, cyber security and net neutrality; increasing competition leading to lower prices for our services; our ability to attract new customers and to increase and maintain the volume of traffic on our network; the ability to maintain our Internet peering arrangements on favorable terms; our reliance on an equipment vendor, Cisco Systems Inc., and the potential for hardware or software problems associated with such equipment; the dependence of our network on the quality and dependability of third-party fiber providers; our ability to retain certain customers that comprise a significant portion of our revenue base; the management of network failures and/or disruptions; and outcomes in litigation as well as other risks discussed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our annual report on Form 10-K for the fiscal year ended December 31, 2015 and our Quarterly Report on Form 10-Q for the quarters ended September 30, 2016 filed with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement or any information contained in this press release or in other public disclosures at any time.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 is contained in Item 1.01 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

4.1

First Supplemental Indenture related to the 5.375% Senior Secured Notes due 2022, dated as of December 2, 2016, among Cogent Communications Group, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent.

4.2

Indenture related to the 5.375% Senior Secured Notes, dated as of February 20, 2015, among Cogent Communications Group, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent (filed as exhibit 4.1 to the Company’s report on Form 8-K dated February 20, 2015 and incorporated herein by reference).

4.3	Form of 5.375% Senior Secured Notes due 2022 (included as Exhibit A to Exhibit 4.2 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.

December 2, 2016	By:	/s/ David Schaeffer
Name: David Schaeffer
Title: Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

4.1

First Supplemental Indenture related to the 5.375% Senior Secured Notes due 2022, dated as of December 2, 2016, among Cogent Communications Group, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent.

4.2

Indenture related to the 5.375% Senior Secured Notes, dated as of February 20, 2015, among Cogent Communications Group, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent (filed as exhibit 4.1 to the Company’s report on Form 8-K dated February 20, 2015 and incorporated herein by reference).

4.3	Form of 5.375% Senior Secured Notes due 2022 (included as Exhibit A to Exhibit 4.2 hereto).